Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of May 21, 2010 (this “Agreement”), is entered into by and between Furniture Brands International, Inc., a Delaware corporation (the “Company”), and EVERCORE TRUST COMPANY, N.A., solely in its capacity as duly appointed and acting investment manager (the “Manager”) of a segregated account held in the Furniture Brands Master Pension Trust (the “Trust”) created under the Furniture Brands Retirement Plan (the “Plan”).
RECITALS
     WHEREAS, the Company has agreed to contribute an aggregate of 2,300,000 shares of its common stock, no par value (“Common Stock”), to the Trust (the “Contribution”), to be held in a single segregated account (the “Segregated Account”) in the Trust (such contributed shares, the “Registrable Shares”);
     WHEREAS, pursuant to the Investment Management Agreement, dated the date hereof, among the Manager, the Company and the Company’s Benefit Committee (the “Committee”) (the “Investment Management Agreement”), the Manager has been appointed as a “fiduciary” of the Trust, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended, but only to the extent of the assets in the Segregated Account, with the authority to act on behalf of the Trust with respect to all assets held in the Segregated Account;
     WHEREAS, the Company has agreed to grant certain registration rights with respect to the Registrable Shares held in the Segregated Account, on the terms and subject to the conditions set forth in this Agreement; and
     WHEREAS, pursuant to the Investment Management Agreement, the Manager has full power and authority to execute and deliver this Agreement for the benefit of the Trust and to take any actions required or permitted to be taken in connection with this Agreement.
     NOW, THEREFORE, in consideration of the premises and mutual promises set forth herein, the parties hereto hereby agree as follows:
     (1) Registration; Compliance with the Securities Act. The Company hereby agrees that, to the extent not prohibited by any applicable law or applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”), it shall:
     (a) prepare and file with the SEC, as soon as reasonably practicable after the Contribution, but in no event more than five (5) business days after the Contribution, a registration statement on Form S-3 for the purpose of registering for sale under the Securities Act of 1933, as amended (the “Securities Act”), all of the Registrable Shares by the Trust, as the selling stockholder thereunder (such registration statement (including any replacement or substitute registration statement), including all amendments (including any post-effective amendments) or supplements thereto, the prospectus contained therein or deemed to be a part thereof and any documents incorporated by reference therein, the “Registration Statement”), to enable the Manager to direct the Trust to offer and sell any or all of the Registrable Shares on a delayed or continuous basis pursuant to Rule 415 under the Securities Act and in the manner contemplated by the plan of distribution set forth in the Registration Statement;
     (b) use its commercially reasonable efforts to cause the Registration Statement, to become effective as promptly as reasonably possible after filing and to remain continuously effective until the earliest of (i) the date on which all Registrable Shares have been sold, (ii) the date on which all Registrable Shares may be sold by the Trust to the public in accordance with Rule 144 under the Securities Act or any successor rule thereto (as such rule may be amended from time to time, “Rule 144”) and when no conditions of Rule 144 are then applicable to the Trust (other than the holding period requirement in paragraph (d) of Rule 144, so long as such holding period requirement is satisfied at such time of determination) and (iii) the date that is 90 days after the date on which the number of Registrable Shares held by the Trust is less than one percent of the shares of Common Stock then outstanding (the period from the date of effectiveness until such earliest date, the “Registration Period”); provided that the Company shall not be required to file the Registration Statement or cause the Registration Statement to become effective during any suspension period pursuant to Section 2(c) or (d) below;
     (c) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus relating thereto filed with the SEC pursuant to Rule 424(b) under the Securities Act or, if no such filing is required, as included in the Registration Statement (the “Prospectus”), as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period; provided that the Company shall not be required to file any such amendment or supplement during any suspension period pursuant to Section 2(c) or (d) below;
     (d) furnish the Manager with such reasonable number of copies of the Prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Manager may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Trust;
     (e) use its commercially reasonable efforts to file any documents necessary to register or qualify the Registrable Shares under the securities or blue sky laws of such jurisdictions as the Manager shall reasonably designate in writing based on advice of its legal counsel; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject;
     (f) use its commercially reasonable efforts to cause the Registrable Shares to be listed on the New York Stock Exchange (the “NYSE”) as soon as reasonably practicable after the date of the Contribution; and
     (g) bear all expenses in connection with the actions contemplated by paragraphs (a) through (f) of this Section 1 and the registration for sale of the Registrable Shares pursuant to the Registration Statement, including reasonable fees and expenses of legal counsel to the Manager incurred in connection with the registration and sale of the Registrable Shares, but excluding underwriting discounts, brokerage fees, commissions and transfer taxes incurred by the Manager, the Trust or the Plan, if any.
     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 that the Manager shall provide such reasonable assistance to the Company and furnish, or cause to be furnished, to the Company in writing such information regarding the Manager, the Registrable Shares to be sold and the intended method or methods of disposition of the Registrable Shares as shall be necessary to effect the registration of the Registrable Shares and as may be required from time to time under the Securities Act and the rules and regulations thereunder.
     (2) Transfer of Registrable Shares after Registration; Suspension.
     (a) The Manager agrees that (i) it will not (x) offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act or (y) direct the Trust to offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act, except, in the case of each of clauses (x) and (y), pursuant to either the Registration Statement or Rule 144, and (ii) it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Manager or the intended plan of distribution of the Registrable Shares.
     (b) The Manager and the Company agree that the Registrable Shares may be sold in one or more privately-negotiated block trades; provided that (i) no such block trade may exceed two percent (2%) of the issued and outstanding common stock of the Company, and (ii) the Manager will not enter into a privately-negotiated block trade with any person that the Manager knows holds more than five percent (5%) of the issued and outstanding common stock of the Company.
     (c) In addition to any suspension rights under Section 2(d) below, the Company may, upon the happening of any event or the existence of any state of facts that, in the judgment of an executive officer of the Company or the Company’s legal counsel, renders advisable the suspension of the disposition of Registrable Shares covered by the Registration Statement or the use of the Prospectus or any supplement thereto due to pending transactions or other corporate developments, public filings with the SEC or similar events, suspend the disposition of Registrable Shares covered by the Registration Statement and the use of such Prospectus or any supplement thereto for a period of not more than 120 days upon written notice (a “Suspension Event Notice”) to the Manager (which Suspension Event Notice will not disclose the content of any material non-public information and will indicate the dates of the beginning and the end of the intended suspension, if known), in which case the Manager, upon receipt of such Suspension Event Notice, shall discontinue, and shall cause the Trust to discontinue, disposition of Registrable Shares covered by the Registration Statement and the use of any applicable Prospectus or any supplement thereto (an “Event Suspension”) until copies of a supplemented or amended Prospectus are distributed to the Manager or until the Manager is advised in writing by the Company that the disposition of Registrable Shares covered by the Registration Statement or the use of the Prospectus or supplement thereto may be resumed; provided that such right to suspend the disposition of Registrable Shares covered by the Registration Statement or the use of the Prospectus or supplement thereto shall not be exercised by the Company for more than 120 days in any 12-month period. Any Event Suspension and Suspension Event Notice described in this Section 2(c) shall be held in confidence and not disclosed by the Manager, except as required by law.
     (d) Subject to Section 2(g) below, in the event of: (i) any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceedings for such purpose; or (iv) any event or circumstance that necessitates the making of any changes in the Registration Statement or the Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, during the Registration Period, then the Company shall deliver a certificate in writing to the Manager (a “Suspension Notice”) to the effect of the foregoing (which Suspension Notice will not disclose the content of any material non-public information and will indicate the dates of the beginning and the end of the intended suspension, if known) and, upon receipt of such Suspension Notice, the Manager shall refrain, and shall cause the Trust to refrain, from selling any Registrable Shares pursuant to the Registration Statement or using the Prospectus or any supplement thereto (a “Suspension”) until the Manager has received copies of a supplemented or amended Prospectus prepared and filed by the Company, or until the Manager is advised in writing by the Company that the current Prospectus or supplement thereto may be used. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the availability for use of the Registration Statement and the Prospectus to be resumed as soon as reasonably possible after delivery of a Suspension Notice to the Manager. Any Suspension and Suspension Notice described in this Section 2(d) shall be held in confidence and not disclosed by the Manager, except as required by law.
     (e) In order to enforce the covenants of the Manager set forth in Sections 2(c) and (d) above, the Company may impose stop transfer instructions with respect to the sale of Registrable Shares by the Trust until the end of the applicable suspension period.
     (f) If so directed by the Company, the Manager shall deliver to the Company all physical copies of the Prospectus and any supplements thereto in its possession at the time of receipt by the Manager of any Suspension Event Notice or Suspension Notice.

     (g) The Manager may sell Registrable Shares under the Registration Statement; provided that (i) neither a Suspension nor an Event Suspension is then in effect, (ii) the Manager sells in accordance with the plan of distribution in the Prospectus and (iii) the Manager arranges for delivery of a current Prospectus (as supplemented) to any transferee receiving such Registrable Shares in compliance with the prospectus delivery requirements of the Securities Act.
     (3) Indemnification. For the purpose of this Section 3, the term “Registration Statement” shall include any preliminary or final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement defined in Section 1(a).
     (a) Indemnification by the Company. To the extent permitted by applicable law, the Company agrees to (i) indemnify and hold harmless the Manager (including, for purposes of this Section 3, the officers, directors, employees and agents of the Manager), and each person, if any, who controls the Manager within the meaning of either Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or Section 15 of the Securities Act (the “Manager Indemnitees”), from and against any and all losses, claims, damages, liabilities or expenses, joint or several (each, a “Loss” and, collectively, “Losses”), to which any Manager Indemnitee may become subject under the Securities Act, the Exchange Act or any other federal or state law or regulation, or at common law or otherwise (including in settlement of any litigation, if such, and only if such, settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld or delayed), only to the extent such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (A) any failure on the part of the Company to comply with the covenants and agreements contained in this Agreement or (B) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any supplement thereto, in light of the circumstances under which they were made) not misleading, and (ii) reimburse each Manager Indemnitee for any reasonable legal fees and other reasonable out-of-pocket expenses as such expenses are incurred by such Manager Indemnitee in connection with investigating, defending, settling, compromising or paying any such Loss or action; provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by the Manager, (2) any untrue statement or omission of a material fact required to make such statement not misleading in the Prospectus that is corrected in an amended or supplemented Prospectus that was delivered to the Manager before the pertinent sale or sales by the Manager or (3) any untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, the Prospectus or any amendment or supplement thereto, when used or distributed by the Manager during a period in which an Event Suspension or Suspension is properly in effect under Section 2(c) or (d). The Manager hereby agrees that if the Manager or any of its controlling persons is not entitled to indemnification for any Loss pursuant to this Section 3(a) as a result of clause (1), (2) or (3) above, then none of the Manager Indemnitees shall be entitled to indemnification for such Loss pursuant to the terms of the indemnification provisions set forth in the Investment Management Agreement or that certain engagement letter dated April 7, 2010, among the Company, the Manager and the Committee.
     (b) Indemnification by the Manager. To the extent permitted by applicable law, the Manager will (i) indemnify and hold harmless the Company, the Committee, each director of the Company, each member of the Committee, each of the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Indemnitees”), from and against any and all Losses to which any Company Indemnitee may become subject under the Securities Act, the Exchange Act or any other federal or state law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Manager, which consent shall not be unreasonably withheld or delayed), only to the extent such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (A) any failure on the part of the Manager to comply with the covenants and agreements contained in this Agreement with respect to the sale of the Registrable Shares or (B) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any supplement thereto, in light of the circumstances under which they were made) not misleading; provided that the Manager will be liable in any such case only to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Manager, and (ii) reimburse such Company Indemnitee for any reasonable legal fees and other reasonable out-of-pocket expenses as such expenses are incurred by such Company Indemnitee in connection with investigating, defending, settling, compromising or paying any such Loss or action. In no event shall the liability of the Manager under this Section 3 be greater than the aggregate fees received by the Manager pursuant to the Investment Management Agreement unless such Loss arises from the gross negligence or willful misconduct of the Manager.
     (c) Indemnification Procedure. (i) Promptly after receipt by an indemnified party under this Section 3 of written notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 3, promptly notify the indemnifying party in writing of the claim; provided that the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under the indemnity agreement contained in this Section 3 or otherwise, to the extent that the indemnifying party is not prejudiced as a result of such failure. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim.
     (ii) In case any such action is brought against any indemnified party and such indemnified party notifies an indemnifying party thereof and seeks or intends to seek indemnity from such indemnifying party, such indemnifying party will be entitled to participate in, and to the extent that it may determine, jointly with all other indemnifying parties similarly notified, to assume, the defense thereof with counsel reasonably satisfactory to such indemnified party; provided that, if the defendants in any such action include both such indemnified party and such indemnifying party and such indemnified party’s legal counsel shall have reasonably concluded that there is a conflict between its position and the position of such indemnifying party with respect to the conduct of the defense of any such action or that there may be legal defenses available to it that are different from or additional to those available to such indemnifying party, in each case, such indemnified party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party. Upon receipt of notice from such indemnifying party of its election so to assume the defense of such action and approval by such indemnified party of such indemnifying party’s counsel (whose approval cannot be unreasonably withheld), such indemnifying party will not be liable to such indemnified party under this Section 3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided that the reasonable fees and expenses of counsel of such indemnified party shall be at the expense of such indemnifying party if (A) such indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) for all indemnified parties who are parties to such action) or (B) such indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action.
     (d) Contribution. (i) If the indemnification provided for in this Section 3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and of such indemnified party on the other hand in connection with the statements or omissions that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and of such indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 3(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
     (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3(d), in no event shall the Manager be required to contribute any amount in excess of the aggregate fees received by the Manager pursuant to the Investment Management Agreement unless such Loss arises out of or is based on the gross negligence or willful misconduct of the Manager. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.
     (e) Non-Exclusive Remedies. The remedies provided for in this Section 3 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified person at law or in equity.
     (f) Surviving Obligations. The obligations of the Company and the Manager under this Section 3 shall survive the termination of this Agreement and the completion of the disposition of the Registrable Shares.
     (4) Rule 144 Information. For such period as the Trust or the Plan holds any Registrable Shares received pursuant to the Contribution, the Company shall use its reasonable efforts to file all reports required to be filed by it under the Exchange Act and the rules and regulations thereunder and shall use its reasonable efforts to take such reasonable further action to the extent required to enable the Manager to sell the Registrable Shares pursuant to Rule 144.
     (5) Rights of the Trust. All of the rights and benefits conferred on the Manager pursuant to this Agreement (other than the right to indemnification provided in Section 3) are intended to inure to the benefit of the Trust.
     (6) Miscellaneous.
     (a) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, irrespective of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.
     (b) Force Majeure. Neither party will have any liability for damages or delay due to fire, explosion, lightning, pest damage, power failure or surges, strikes or labor disputes, water or flood, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, acts or omissions of communications or other carriers or any other cause beyond a party’s reasonable control (other than that which arises from the gross negligence or willful misconduct of such party), whether or not similar to the foregoing, that prevent such party from materially performing its obligations hereunder.
     (c) Entire Agreement; Modification; Waivers. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to the matters discussed herein. This Agreement may not be altered, modified or amended except by a written instrument signed by both parties. The failure of any party to require the performance or satisfaction of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     (d) Severability. The provisions of this Agreement are severable and, in the event that any provision is deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect, unless the deletion of any such illegal or unenforceable provision shall cause this Agreement to become materially adverse to either party, in which event the parties shall use commercially reasonable efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.
     (e) Notices. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the Company or the Manager at the addresses set forth below (or to such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt), and shall be deemed conclusively to have been given (i) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender, (ii) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested, or (iii) when otherwise actually received by the addressee on a business day (or on the next business day if received after the close of normal business hours or on any non-business day).
If to the Manager:
Evercore Trust Company, N.A.
55 East 52nd Street
New York, NY 10055
Attention: Norman P. Goldberg, Managing Director
If to the Company:
Furniture Brands International, Inc.
1 North Brentwood Blvd, 15th Floor
St. Louis, MO 63105
Attention: General Counsel
     (f) Title and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
     (g) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Manager and their respective successors and permitted assigns. None of the rights or obligations under this Agreement shall be assigned by the Manager without the prior written consent of the Company and the Trust in their sole discretion. Any purported assignment in violation of the foregoing sentence shall be null and void.

     IN WITNESS WHEREOF, each of the Company and the Manager has caused this Agreement to be duly executed on its behalf by its duly authorized officer as of the date first written above.

FURNITURE BRANDS INTERNATIONAL, INC.
By:	/s/ Francis X. Ward
	Name:	Francis X. Ward
	Title:	Treasurer

EVERCORE TRUST COMPANY, N.A., As Investment Manager of Furniture Brands Master Pension Trust
By:	/s/ Norman P. Goldberg
	Name:	Norman P. Goldberg
	Title:	Managing Director